Exhibit 99.2

DOMINION GAS HOLDINGS, LLC

Letter of Transmittal

Offer to Exchange

Up to $400,000,000 of 2013 Series A 1.05% Senior Notes due 2016

that have been registered under the Securities Act of 1933, as amended,

for all outstanding unregistered 2013 Series A 1.05% Senior Notes due 2016

Up to $400,000,000 of 2013 Series B 3.55% Senior Notes due 2023

that have been registered under the Securities Act of 1933, as amended,

for all outstanding unregistered 2013 Series B 3.55% Senior Notes due 2023

Up to $400,000,000 2013 Series C 4.80% Senior Notes due 2043

that have been registered under the Securities Act of 1933, as amended,

for all outstanding unregistered 2013 Series C 4.80% Senior Notes due 2043

The Exchange Offer will expire at 5:00 p.m., New York City time on                  , 2014, unless extended (the “Expiration Date”). Original Notes (defined below) tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

Deliver to the Exchange Agent:

Deutsche Bank Trust Company Americas

By Mail, Overnight Mail or Courier:

DB Services Americas, Inc.

Attention: Reorg Department

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

By Facsimile Transmission (Eligible Institutions Only):

(615) 866-3889

Confirm by Telephone:

(877) 843-9767

For Information Call:

(877) 843-9767

DB.Reorg@db.com

Delivery of this letter of transmittal to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed. Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery. We may waive defects and irregularities with respect to your tender of Original Notes (as defined below), but we are not required to do so and may not do so.

The undersigned hereby acknowledges receipt and review of the prospectus dated                  , 2014 (the “Prospectus”) of Dominion Gas Holdings, LLC (the “Company”) and this letter of transmittal. These two documents together constitute the Company’s offer to exchange (i) up to $400,000,000 aggregate principal amount of registered 2013 Series A 1.05% Senior Notes due 2016 (the “Exchange Series A Senior Notes”) for any and all of

its $400,000,000 aggregate principal amount of unregistered 2013 Series A 1.05% Senior Notes due 2016 (the “Original Series A Senior Notes”); (ii) up to $400,000,000 aggregate principal amount of registered 2013 Series B 3.55% Senior Notes due 2023 (the “Exchange Series B Senior Notes”) for any and all of its $400,000,000 aggregate principal amount of unregistered 2013 Series B 3.55% Senior Notes due 2023 (the “Original Series B Senior Notes”); and (iii) up to $400,000,000 aggregate principal amount of registered 2013 Series C 4.80% Senior Notes due 2043 (the “Exchange Series C Senior Notes,” and together with the Exchange Series A Senior Notes and Exchange Series B Senior Notes, the “Exchange Notes”) for any and all of its $400,000,000 aggregate principal amount of unregistered 2013 Series C 4.80% Senior Notes due 2043 (the “Original Series C Senior Notes,” and together with the Original Series A Senior Notes and Original Series B Senior Notes, the “Original Notes”). The offer to exchange the Exchange Notes for the Original Notes is referred to as the “Exchange Offer.”

The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, in its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company shall notify Deutsche Bank Trust Company Americas (the “Exchange Agent”) of any such extension by written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be used by a holder of Original Notes (i) if certificates representing Original Notes are to be physically delivered herewith; or (ii) if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes—Book-Entry Delivery Procedures” and an “agent’s message” is not delivered or being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) as described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes—Tender of Original Notes Held through DTC.”

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter of transmittal pursuant to ATOP. See the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes—Tender of Original Notes Held through DTC.” The undersigned should allow sufficient time for completion of the ATOP procedures with DTC if such procedures are used for tendering Original Notes on or prior to the Expiration Date. Holders of Original Notes whose Original Notes are not immediately available, or who are unable to physically deliver their Original Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC’s ATOP on or prior to the Expiration Date, may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery.” See Instruction 2 of this letter of transmittal.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the registrar for the Original Notes, any person who holds Original Notes and has obtained a properly completed bond power from the registered holder of such Original Notes or any participant in the DTC system whose name appears on a security position listing as the holder of Original Notes and who desires to deliver such Original Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this letter of transmittal in its entirety (unless such Original Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP).

Please read this entire letter of transmittal and the Prospectus carefully before checking any box below. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent. See Instruction 13 of this letter of transmittal.

List below the Original Notes tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

If tendering Original Series A Senior Notes:

DESCRIPTION OF ORIGINAL SERIES A SENIOR NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Series A Senior Notes	Principal Amount Tendered**

Total

*	Need not be completed if notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by such notes. All tenders must be in principal amounts equal to $2,000 and integral multiples of $1,000 in excess thereof.

If tendering Original Series B Senior Notes:

DESCRIPTION OF ORIGINAL SERIES B SENIOR NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Series B Senior Notes	Principal Amount Tendered**

Total

*	Need not be completed if notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by such notes. All tenders must be in principal amounts equal to $2,000 and integral multiples of $1,000 in excess thereof.

If tendering Original Series C Senior Notes:

DESCRIPTION OF ORIGINAL SERIES C SENIOR NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Series C Senior Notes	Principal Amount Tendered**

Total

*	Need not be completed if notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by such notes. All tenders must be in principal amounts equal to $2,000 and integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Original Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number(s) (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/Facsimile No. for Notices:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to (i) deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, to the Company, as applicable, and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Company will acquire good and unencumbered title to such Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Company.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and other similar no-action letters (the “Prior No-Action Letters”), and that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes within the meaning of the Securities Act. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

The undersigned hereby further represents to the Company that (i) any Exchange Notes received in the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Original Notes or the Exchange Notes in violation of the provisions of the Securities Act, and (iii) neither the undersigned nor any such other person is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, it represents that it will receive Exchange Notes for its own account in exchange for Original Notes that it acquired as a result of market-making or other trading activities and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (or, to the extent permitted by law, make such a prospectus available to purchasers) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering (or, to the extent permitted by law, making available) such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that if the undersigned is tendering Original Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K promulgated by the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by DTC.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company gives written notice thereof to the Exchange Agent. Any tendered Original Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned, unless otherwise provided under “Special Issuance Instructions” or “Special Delivery Instructions” below, promptly after the Expiration Date or the Company’s withdrawal of the Exchange Offer, as applicable. See Instructions 6 and 7 of this letter of transmittal.

All authority conferred or agreed to be conferred by this letter of transmittal shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Company of properly tendered Original Notes pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Original Notes” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange, and return any Original Notes not validly tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not validly tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the signature(s) of the undersigned. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not validly tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and the “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if (i) Original Notes in a principal amount not validly tendered or not accepted for exchange, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned or (ii) Original Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue Exchange Notes and/or Original Notes to:

Name(s):

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 Below)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if Original Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the signature(s) of the undersigned. Mail or deliver Exchange Notes and/or Original Notes to:

Name(s):

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 Below)

IMPORTANT

PLEASE SIGN AND DATE HERE WHETHER OR NOT

ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(See Instructions 1 and 5 and Complete Accompanying Substitute Form W-9 Below)

(Signature(s) of Registered Holder(s) of Original Notes or Authorized Signatory)

Dated:

(The above lines must be signed by the registered holder(s) of Original Notes as the name(s) of such registered holder(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Original Notes to which this letter of transmittal relates are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 5.)

Name(s):

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

MEDALLION SIGNATURE GUARANTEE

(If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution (as defined in Instruction 2 below). Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Original Notes.

Signature(s) Guaranteed by an Eligible Institution: (Authorized Signature)

(Title)

(Name of Firm)

(Address, Include ZIP Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Original Notes or Agent’s Message and Book-Entry Confirmations. All physically delivered Original Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Original Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this letter of transmittal or a facsimile hereof (or an agent’s message in lieu hereof pursuant to DTC’s ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth in Instruction 2 below prior to 5:00 p.m., New York City time, on the Expiration Date.

The method of delivery of the tendered Original Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised. However, it is recommended that, instead of delivery by mail, the tendering holder use an overnight or courier service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of any tendered Original Notes prior to the Expiration Date.

2. Guaranteed Delivery Procedures. Holders who wish to tender their Original Notes and (a) whose Original Notes are not immediately available, (b) who cannot deliver their Original Notes, this letter of transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC’s ATOP prior to the Expiration Date, may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Pursuant to such procedures: (i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (each, an “Eligible Institution”); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from that Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent’s message relating to a notice of guaranteed delivery setting forth the name and address of the holder of the Original Notes, the registration number(s) of such Original Notes and the total principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof) together with the Original Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Original Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

Any holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

See “The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery” in the Prospectus.

3. Tender by Holder. Only a registered holder of Original Notes (or the legal representative or attorney-in-fact of such registered holder), or a participant in DTC whose name appears on a security position listing as the owner of Original Notes, may tender such Original Notes in the Exchange Offer. Any beneficial holder of Original Notes who is not the registered holder and who wishes to tender should promptly arrange with the registered holder to execute and deliver this letter of transmittal on his, her or its behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders. Tenders of Original Notes will be accepted only in principal amounts equal to $2,000 and in integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the applicable box above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes held by a holder is not tendered, then Original Notes for the principal amount of Original Notes not tendered and Exchange Notes issued in exchange for any Original Notes accepted will be delivered or mailed to the holder, unless otherwise indicated under “Special Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, promptly after the Expiration Date.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the tendered Original Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or a facsimile hereof) is signed by a participant in DTC whose name appears on a security position listing as the owner of the Original Notes, the signature must correspond exactly with the name as it appears on the security position listing as the holder of the Original Notes without alteration, enlargement or any change whatsoever. If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered Original Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names in which tendered Original Notes are held.

If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered hereby and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered principal amount of Original Notes is to be reissued) to the registered holder(s), then such holder(s) need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a facsimile hereof) or any tendered Original Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

No signature guarantee is required if: (i) this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Original Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed, or (ii) the Original Notes tendered hereby are tendered for the account of an Eligible Institution. In all other cases, all signatures on this letter of transmittal (or a facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number (see Instruction 8) of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

7. Transfer Taxes. The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8. Important Tax Information. Under U.S. federal income tax law, a holder of Exchange Notes may be subject to backup withholding on reportable payments received in respect of the Exchange Notes unless the holder provides the Exchange Agent with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Substitute Form W-9, which is included herein. If the Exchange Agent is not provided with the correct TIN, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently at a rate of 28%) may apply to any reportable payments made to such holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments in respect of the Exchange Notes, each holder that is a U.S. person for U.S. federal income tax purposes must provide such holder’s correct TIN by completing the enclosed Substitute Form W-9, certifying that (i) the TIN provided on the Substitute Form W-9 is correct (or that the holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (x) the holder is exempt from backup withholding, (y) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the holder that he or she is no longer subject to backup withholding, and (iii) the holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien). If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or the instructions to IRS Form W-9, which may be obtained from the Exchange Agent or by accessing the IRS’ website at www.irs.gov, for information on which TIN to report.

If a holder does not have a TIN, that holder should consult the instructions on IRS Form W-9 concerning applying for a TIN, check the box in Part III of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the holder provides the signed Certificate of Awaiting Taxpayer Identification Number with the Substitute Form W-9, 28% of all reportable payments made to such holder will be withheld, but will be refunded if the holder provides a certified TIN within 60 days.

A non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Non-U.S. holders are urged to consult with their tax advisors to determine which IRS Form W-8 is appropriate. The applicable IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov.

Additional information is provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be conclusive, final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company’s acceptance of which would, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be conclusive, final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes nor shall any of them incur any liability for failure to give such notification.

10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Original Notes will be accepted.

12. Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and the related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Original Notes have been followed.

13. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or facsimile number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

IMPORTANT: This letter of transmittal (or a facsimile hereof or an agent’s message in lieu hereof), together with the Original Notes delivered by book-entry transfer or in physical form, must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to 5:00 p.m., New York City time, on the Expiration Date.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

Give this type of account		Give the name and SSN of:	Give this type of account		Give the name and EIN of:

1.	Individual	The individual	6.	Disregarded entity not owned by an individual	The owner (3)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate, or pension trust	Legal entity (4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)	10.	Partnership or multi-member LLC	The partnership

			11.	A broker or registered nominee	The broker or nominee

			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing-business-as” name. You may use either your SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees specifically exempted from backup withholding on ALL payments include the following:

An organization exempt from tax under section 501(a), or an individual retirement plan.

The United States or any agency or instrumentality thereof.

A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

An international organization or any agency, or instrumentality thereof.

Payees that may not be subject to backup withholding include the following:

A corporation.

A financial institution.

A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

A real estate investment trust.

A common trust fund operated by a bank under section 584(a).

An entity registered at all times under the Investment Company Act of 1940.

A foreign central bank of issue.

An exempt charitable remainder trust described in section 664, or a non-exempt trust described in section 4947(a)(1).

A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

Payments to nonresident aliens subject to withholding under section 1441.

Payments to partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

Payments of patronage dividends where the amount received is not paid in money.

Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

Payments of interest on obligations issued by individuals.

Note:	You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

Payments of tax-exempt interest

Payments described in section 6049(b)(5) to nonresident aliens.

Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

If you are a nonresident alien or foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W8 (which may be obtained from the U.S. Internal Revenue Service’s website at www.irs.gov) to establish your exemption from backup withholding.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.— If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

SUBSTITUTE FORM W-9

To Be Completed by All Tendering Noteholders

(See Instruction 5)

Sign this Substitute Form W-9 in Addition to the Signature(s) Required Above

PAYOR’S NAME: DOMINION GAS HOLDINGS, LLC

Name:
Address:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part I—Please provide your Taxpayer Identification Number in the box to the right and certify by signing and dating below.	Social Security Number Employer Identification Number

PART II—Certification.

Under penalties of perjury, I certify that:

(1)         The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)         I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)         I am a U.S. person (including a U.S. resident alien).

Part III—Awaiting TIN ☐

Part IV—Exempt ☐

Certification Instructions. You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part IV above.

Signature:                                                                  Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, 28% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                                                  Date:

NOTE:     IF YOU ARE A U.S. SHAREHOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.